2010 Second Quarter
Earnings Call

2010 Second Quarter Presentation
Disclaimer & Forward-Looking Statements
Statements in this document and presented orally, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the
Company’s ability to successfully maintain and integrate customers from acquisitions.
The Company intends any forward-looking statements to be covered by the
Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.
The Company’s capital strategy includes deployment of excess capital through acquisitions. Past and future acquisitions are expected to continue to impact the
Company’s results in future periods.

2010 Second Quarter Presentation
2010 Priorities
 „Sustained net revenue momentum
 > Lower cost of funds
 > Higher yield commercial loan growth
 > Core fee income gains
 „Continued deposit growth
 > Focus on core deposits
 > Primary checking acquisitions
 „Net positive operating leverage
 „Footprint expansion

2010 Second Quarter Presentation
2010 Second Quarter Highlights
Linked quarter
 „ Net Income of $16.3 million
 > Adjusted for non-recurring items, up 5.5%
 „ Revenues of $73.6 million, improved 3.6%
 „ Net Interest Margin expanded 5 bps to 3.02%
 „ Depositor service charges up 11.2%
 „ Deposit growth of $81.8 million, up 1.6%
 „ Record loan originations of $534.9 million, up 37.2%
 „ Loan portfolio growth of 2.8%

2010 Second Quarter Presentation
2010 Second Quarter Highlights
Year-over-year
 „Net Income increased 61.0%
 > Increase of 15.1%, adjusted for non-recurring items
 „Revenues improved 12.9%
 „Net Interest Margin expanded 39 bps
 „Deposits up 5.6% - core up 10.2%
 „Record loan originations - up 32.6%
 „Loan portfolio growth of 1.6%

Financial
Performance

2010 Second Quarter Presentation
	Three Months Ended
(Dollars in millions, except for per share data, unaudited)	June 30, 2010	March 31, 2010	June 30, 2009
Interest and dividend income	$ 87.0	$ 87.4	$ 94.1
Interest expense	29.3	31.8	44.2
Net interest income before provision	57.7	55.6	49.9
Provision for loan losses	5.5	4.8	5.0
Net interest income after provision	52.2	50.8	44.9
Total non-interest income	15.9	15.4	15.3
Total non-interest expense	43.6	42.2	44.4
Income before income taxes	24.5	24.0	15.8
Net income	$ 16.3	$ 16.4	$ 10.1

Basic and Diluted EPS	0.16	0.17	0.10
Consolidated Statements of Income

2010 Second Quarter Presentation
Record Revenue
$65,218
$68,211
$66,769
$71,041
$73,627
Strong Business Momentum
Linked Quarter

2010 Second Quarter Presentation
Cost of Deposits* - Down 76 Basis Points
Cost of Borrowings* - Down 74 Basis Points
*Rates represent month averages
*Rates represent month averages
Interest Expense Drivers
 „ Continue to reduce deposit
 costs while growing deposits
 „ Down 12 bps linked quarter
 „ Down 76 bps year-over-year
 „ Continue to extend borrowing
 maturities at lower rates
 „ Down 40 bps linked quarter
 „ Down 74 bps year-over-year

2010 Second Quarter Presentation
Continued Expansion of NIM
 „ 5 consecutive quarters of
 NIM expansion
 „ 5 bps improvement over
 linked quarter
 „ Year-over-year expansion
 of 39 bps

2010 Second Quarter Presentation
Operating Leverage
 „ Annual Trends (3 years CAGR)
 > Revenues +6%
 > Expenses +3%
 „ Non-recurring expenses of
 $900,000 for 2Q

2010 Second Quarter Presentation
$5,055
$5,137
$4,863
$4,974
$5,024
Deposit Growth

2010 Second Quarter Presentation
$404
$359
$338
$390
$535
Loan Originations

2010 Second Quarter Presentation
$4,762
$4,806
$4,851
$4,792
$4,928
Loan Portfolio

2010 Second Quarter Presentation
Credit Quality Trends - NAL vs. Peers
Peer Delinquency Rates (30 day +)* March 31,2010
◆ All National 7.56%
■ All CT 4.06%
— All MA 2.54%
▲ NewAlliance 1.72% as of 6/30/10
Aggressively Manage Credit Quality
 „NAL total delinquencies
 decreased 5 bps as of
 6/30/10
 „30-day delinquencies down
 for two consecutive months

2010 Second Quarter Presentation
NPLs/Total Loans
 „Increase of 4 bps linked quarter
 „Provision of $5.5 million for
 quarter
 „Reserve of $54.9 million
 „Allowance for loan losses of 1.11%
* Information not yet available for 6-30-10
Aggressively Manage Credit Quality

2010 Second Quarter Presentation

(Dollars in Millions)	Balance
Residential Mortgages	2,491
Commercial Real Estate	1,193
Consumer Loans	702
C & I ABL	404 69
Commercial Construction	47
Residential Development	22
Total Loans	4,928
$
$
Total Loan Portfolio
June 30, 2010

2010 Second Quarter Presentation
Residential Mortgage Portfolio: $2.5 billion
Home Equity Portfolio: $688 million
 > Total delinquencies 0.59%
 > Net credit losses 0.06%
 > Updated FICO 749
 > Updated CLTV 68%

2010 Second Quarter Presentation
Total CRE Portfolio: $1.3 billion
„Percent of total loans
25.6%
Total CRE Portfolio
June 30, 2010

2010 Second Quarter Presentation
C&I Portfolio
June 30, 2010

2010 Second Quarter Presentation
 „Percent of total loans 0.45%
 > Total delinquencies 1.46%
 > Net credit losses 4.05%
 > Total condo portfolio of
   $8.3 million
 > Total NPLs for condo
 portfolio $321,000
Residential Development Portfolio Snapshot
June 30, 2010
Total portfolio: $22.0 million

2010 Second Quarter Presentation
Quarterly Net Charge-offs by Category
June 30, 2010

2010 Second Quarter Presentation
Total Fixed Income Portfolio: $2.75 billion
*Includes Money Market Mutual Funds
*
Investment Portfolio
June 30, 2010
 „Trust Preferred

2010 Second Quarter Presentation
Tangible Capital Equity
Ratio
Robust Capital
 „ 25 quarters of consecutive
 dividends
 „ Focused M&A strategy

2010 Outlook

2010 Second Quarter Presentation
Our Economic Environment
The Northeast economy has improved over the year,
although challenges remain.
 „ Regionally and nationally, new and existing home sales activity has improved year-over-year
 > Northeast median prices of existing homes continue to improve
 > Building permits in CT and MA showing signs of improvement over 2009
 „ Unemployment levels remain high, although stabilizing
 > U.S. at 9.5%
 > CT at 8.8%
 > MA at 9.0%
 „ GDP growth expected to be modest
 > Business spending improved; however, consumer spending declined slightly

2010 Second Quarter Presentation
2010 Outlook
NewAlliance is poised for growth
 „Revenue growth is a primary focus
 „Deposit and checking growth
 „Commercial loan growth
 „Disciplined expense control
 „Cautious optimism regarding credit quality

Appendix

2010 Second Quarter Presentation
(Dollars in thousands, except per share data)	June 30, 2010	March 31, 2010	June 30, 2009
Net income, GAAP	$16,273	$16,433	$10,108
Tax-exempt life insurance proceeds	-	2,600	-
Gain on limited partnership, net of tax	1,677	-	-
FDIC special assessment, net of tax	-	-	2,571
Proforma net income	$14,596	$13,833	$12,679
Proforma net income per share - basic	$0.15	$0.14	$0.13
Proforma net income per share - diluted	0.15	0.14	0.13
Proforma return on average assets (1) (2)	0.68%	0.66%	0.59%
Proforma return on average equity (1) (2)	4.03	3.85	3.63
Proforma return on average tangible assets (1) (2)	0.73	0.70	0.64
Proforma return on average tangible equity (1) (2)	6.56	6.32	6.11
Proforma efficiency ratio (1) (2)	60.34	61.61	63.42
Three Months Ended
(1) Excludes gain on limited partnership and tax-exempt life insurance proceeds
(2) Excludes FDIC special assessment
(3) Excludes due diligence related costs
(3)
Selected Financial Highlights (unaudited)

2010 Second Quarter Presentation
Gap Report

Second Quarter 2010